UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_______________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 6, 2015
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LA JOLLA PHARMACEUTICAL COMPANY
(Exact name of registrant as specified in its charter)
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California	1-36282	33-0361285
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4660 La Jolla Village Drive, Suite 1070, San Diego, California 92122
(Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code: (858) 207-4264
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY AGRRANGEMENTS OF CERTAIN OFFICERS.

As of April 6, 2015, the board of directors of La Jolla Pharmaceutical Company (the “Company”) appointed Dennis M. Mulroy as the Company’s Chief Financial Officer (“CFO”). Pursuant to the terms of Mr. Mulroy’s employment offer letter (the “Offer Letter”), Mr. Mulroy will receive an annual salary of $320,000 and is eligible for a target bonus in an amount equal to 35% of his annual base salary. In connection with his appointment as CFO, Mr. Mulroy was granted an option to purchase up to 60,000 shares of the Company’s common stock (the “Inducement Option”). The Inducement Option has an exercise price equal to the fair value of the Company’s common stock on the date of the grant (the “Grant Date”). The Inducement Option vests and becomes exercisable: (i) with respect to 15,000 shares on the first anniversary of the Grant Date; and (ii) with respect to the remaining shares ratably each month over the subsequent three years, such that the Inducement Option will be fully vested and exercisable on the fourth anniversary of the Grant Date. The Inducement Option was granted outside of the Company’s shareholder-approved equity incentive plans, but is governed in all respects as if granted under the Company’s 2013 Equity Incentive Plan. Mr. Mulroy will serve as the Company’s principal accounting officer and principal financial officer.

The foregoing description of the Offer Letter does not purport to be complete and is qualified in its entirety by reference to the Offer Letter, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Mr. Mulroy, age 60, had been the Chief Financial Officer of Taxus Cardium Pharmaceuticals Group Inc. since November 2005. Prior to joining Taxus Cardium, Mr. Mulroy served as Chief Financial Officer of Molecular Imaging, Inc. and SeraCare Life Sciences, Inc., and held financial management positions of increasing responsibility at several other companies. Mr. Mulroy began his career as a Certified Public Accountant with Ernst & Young LLP in San Diego and holds a degree in Business Administration, with an emphasis in Accounting, from the University of San Diego.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The following exhibits are furnished with this report on Form 8-K:

Exhibit No.	Description
10.1	Employment Offer Letter by and between La Jolla Pharmaceutical Company and Dennis M. Mulroy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LA JOLLA PHARMACEUTICAL COMPANY

Date:	April 10, 2015	By:	/s/ George F. Tidmarsh
		Name:	George F. Tidmarsh, M.D., Ph.D.
		Title:	President and Chief Executive Officer